SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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               Date of Report (Date of earliest event reported):
                                  June 29, 1997

                              INTERIM SERVICES INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     0-23198
                            (Commission File Number)

                                   36-3536544
                        (IRS Employer Identification no.)

                             2050 SPECTRUM BOULEVARD
                       FORT LAUDERDALE, FLORIDA 33309-3008
                                 (954) 938-7780
               (Address, including zip code, and telephone number
                         of principal executive offices)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

     On June 29, 1997, the Registrant entered into a definitive agreement to sell its Interim Healthcare business (the "Healthcare Division") to Cornerstone Equity Investors IV, L.P. for $134 million in cash. The Registrant will use the net proceeds of the transaction to reduce its outstanding debt. The sale of the Healthcare Division is expected to close on or before September 30, 1997.

     The divestment of the Healthcare Division will enable the Registrant to focus its energies and resources on its core Commercial Division. The Registrant's Commercial Division is divided between Commercial Staffing (made up of clerical and light industrial staffing, plus the Registrant's "On Premise" operations) and Professional Services (consisting of technology, accounting/finance, legal, human resources and search). Revenues for the Registrant's Commercial Division have grown at a compound annual growth rate of 31% from 1994 to 1996. The Registrant anticipates that its 1997 revenues, exclusive of the Healthcare Division, will reach approximately $1.4 billion in 1997 and will be derived 53% from Commercial Staffing and 47% from Professional Services.

This report and the exhibits hereto contain certain forward-looking statements regarding the prospects of Interim Services Inc. which involve risks and uncertainties. The Registrant's actual results could differ materially from the results anticipated in these forward-looking statements as a result of certain factors set forth in the Registrant's reports on Forms 10-K, 10-Q and 8-K made under the Securities Exchange Act of 1934. In addition, changes in market, business or economic conditions, fluctuations in currency exchange rates or significant acquisitions or other transactions could create material differences in the results anticipated in these forward-looking statements.

ITEM 7. EXHIBITS

     (c) EXHIBITS.

     The following exhibit is filed with this report:

     Number  Description
     ------  -------------------------------------------------------------------

      99.1   Press release dated June 30, 1997, and related Investor Fact
             Sheet.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTERIM SERVICES INC.

DATE: July 10, 1997                     By: /s/ John B. Smith
                                            ------------------------------------
                                            John B. Smith, Esq.
                                            Senior Vice President and
                                            General Counsel

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                                  EXHIBIT INDEX

Exhibit Number  Description
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99.1            Press release dated June 30, 1997, and related Investor Fact
                Sheet

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